UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

Dova Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38135 (Commission File Number)	81-3858961 (IRS Employer Identification No.)

240 Leigh Farm Road, Suite 245 Durham, North Carolina (Address of Principal Executive Offices)	27707 (Zip Code)

Registrant’s telephone number, including area code: (919) 748-5975

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	DOVA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.                          Entry into a Material Definitive Agreement.

Merger Agreement

On September 30, 2019, Dova Pharmaceuticals, Inc., a Delaware corporation (“Dova”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Swedish Orphan Biovitrum AB (publ), a Swedish public limited liability company (“Sobi”), and Dragonfly Acquisition Corp., a Delaware corporation and an indirect wholly owned subsidiary of Sobi (“Purchaser”).  The Merger Agreement provides that, upon the terms and subject to the conditions thereof, as promptly as practicable (but in no event more than ten business days following the date of the Merger Agreement), Purchaser will commence a tender offer (the “Offer”) to purchase each issued and outstanding share of common stock of Dova, $0.001 par value per share (the “Shares”), at an offer price of (i) $27.50 per Share, net to the seller thereof in cash, without interest and subject to any withholding taxes (the “Cash Amount”), plus (ii) one non-transferable contingent value right per Share (each, a “CVR”, and, the Cash Amount plus one CVR, collectively, or any higher amount per Share paid pursuant to the Offer, the “Offer Price”), which will represent the right to receive $1.50, net to the seller thereof in cash, without interest and subject to any withholding taxes, upon the achievement of a specified milestone (the “Milestone Payment”), pursuant to the terms of the Contingent Value Rights Agreement in the form attached as Annex II to the Merger Agreement (the “CVR Agreement”).  Promptly following the completion of the Offer, upon the terms and subject to the conditions of the Merger Agreement, Purchaser will be merged with and into Dova, with Dova surviving as a wholly owned indirect subsidiary of Sobi (the “Merger”).  The Merger Agreement contemplates that the Merger will be effected pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”), which permits completion of the Merger without a vote of the holders of Shares upon the acquisition by Purchaser of a majority of the outstanding Shares.  At the effective time of the Merger (the “Effective Time”), each Share, other than the Shares accepted for payment in the Offer and shares held by stockholders who validly exercise appraisal rights under Section 262 of the DGCL or by Dova, Sobi or their respective wholly owned subsidiaries, will be cancelled and converted into the right to receive the Offer Price.

Under the terms of the Merger Agreement, Purchaser’s obligation to accept and pay for Shares that are tendered in the Offer is subject to the satisfaction or waiver of customary conditions, including: (i) the condition that, prior to the expiration of the Offer, there have been validly tendered and not validly withdrawn a number of Shares that, together with Shares then owned by Purchaser and its affiliates, would represent at least one Share more than 50% of the then outstanding Shares; (ii) the expiration or termination of the applicable mandatory waiting period (and any extensions thereof) applicable to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the accuracy of Dova’s representations and warranties in the Merger Agreement, subject to specified materiality qualifications; (iv) compliance by Dova with its covenants in the Merger Agreement in all material respects; (v) the absence of any change or effect which has had a material adverse effect on the business, assets, financial condition, or results of operations of Dova and its subsidiaries taken as a whole (subject to customary carveouts) that is continuing; and (vi) the absence of legal restraints prohibiting the consummation of the transactions.

The Merger Agreement provides that at the Effective Time: (i) all outstanding options (whether vested or unvested) that have an exercise price of less than $27.50 will be cancelled and the holders thereof will be entitled to receive the Offer Price in respect of each Share covered by such option, less the applicable exercise price; and (ii) all outstanding restricted stock units (whether vested or unvested) will be cancelled and the holders thereof will be entitled to receive the Offer Price in respect of each Share covered by such restricted stock unit.  In addition, any options with an exercise price between $27.50 and $29.00 would also be entitled to receive a payment in respect of each Share covered by such option in the event that the Milestone Payment occurs in an amount equal to the excess of $29.00 over the applicable exercise price.

The Merger Agreement contains customary representations, warranties and covenants for both Dova and Sobi, including a covenant regarding the use of Sobi’s and Dova’s reasonable best efforts to cause the conditions to the transactions contemplated by the Merger Agreement to be satisfied.  In addition, Dova has agreed to certain non-solicitation obligations related to alternative acquisition proposals.

The Merger Agreement provides certain termination rights for both Dova and Sobi and further provides that a termination fee of $32 million will be payable by Dova to Sobi upon termination of the Merger Agreement under certain circumstances, including if the board of directors of Dova enters into a transaction agreement in respect of a “superior offer” or if Sobi terminates the Merger Agreement as a result of an adverse change recommendation of the board of directors of Dova.

Concurrently with the execution and delivery of the Merger Agreement, Paul B. Manning (and certain related entities) and Sean Stalfort (each such person or entity, a “Tendering Stockholder”) entered into Tender and Support Agreements (each, a “Tender Agreement”) with Sobi and Purchaser, pursuant to which each Tendering Stockholder agreed, among other things, to tender his, her or its Shares into the Offer and, if necessary and subject to the terms of the Tender Agreement, vote his, her or its Shares (i) in favor of any matter necessary to the consummation of the transactions contemplated by the Merger Agreement and considered and voted upon by the Dova stockholders, (ii) against any alternative acquisition proposal, (iii) against the adoption of any definitive agreement in respect of an alternative acquisition proposal and (iv) against any other action that would in any manner (A) change the voting rights of any class of capital stock of Dova or (B) otherwise reasonably be expected to prevent, materially interfere with or materially impede the Offer or the Merger.

The Tendering Stockholders are generally prohibited from transferring their Shares (subject to certain exceptions), and over a majority of Dova’s outstanding Shares are covered by the Tender Agreements. However, in the event the board of directors of Dova makes an adverse change recommendation in compliance with the terms of the Merger Agreement, the number of Shares that would continue to be covered by the Tender Agreements would be decreased to 30% of the outstanding Shares.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Sobi, Purchaser or Dova. In particular, the representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by a confidential disclosure letter made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The confidential disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact.

CVR Agreement

Pursuant to the Merger Agreement, at or prior to the effective time of the Merger, Sobi and a rights agent (the “Rights Agent”) will enter into the CVR Agreement governing the terms of the CVRs issued as part of the Offer Price. The Rights Agent will maintain an up-to-date register of the holders of CVRs (the “Holders”).  Holders shall not be permitted to transfer CVRs (subject to certain limited exceptions).

Each CVR will entitle its Holder to receive $1.50 upon approval of avatrombopag for the treatment of Chemotherapy-Induced Thrombocytopenia by the United States Food and Drug Administration.  Sobi has agreed to use “Diligent Efforts” (as defined in the CVR Agreement) to achieve the foregoing milestone.

The foregoing summary of the principal terms of the CVR Agreement does not purport to be complete and is qualified in its entirety by reference to the full form of the CVR Agreement, a copy of which is included as an exhibit to the Merger Agreement filed as Exhibit 2.1 hereto and incorporated by reference herein.

Cautionary Notes Regarding Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including statements relating to the sale of Dova and any statements relating to Dova’s business and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.”  In some cases, you can identify forward-looking statements by the words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “objective,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future.  Such forward-looking statements include those relating to the ability to complete and the timing of completion of the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. The forward-looking statements contained in this document are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the Merger; uncertainties as to how many of Dova’s stockholders will tender their Shares in the Offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Offer or the Merger; the effects of disruption from the transactions of Dova’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; and other uncertainties pertaining to the business of Dova, including those detailed in Dova’s public filings with the Securities and Exchange Commission (the “SEC”) from time to time, including Dova’s Annual Report on Form 10-K for the year ended December 31, 2018 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2019.  The reader is cautioned not to unduly rely on these forward-looking statements.  Dova expressly disclaims any intent or obligation to update or revise publicly these forward-looking statements except as required by law.

Additional Information about the Transaction and Where to Find It

The Offer has not yet commenced. This filing and the attached exhibits are neither an offer to buy nor a solicitation of an offer to sell any securities of Dova.  The solicitation and the offer to buy shares of Dova’s common stock will only be made pursuant to tender offer materials that Sobi and Purchaser will file with the SEC on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Purchaser intends to file with the SEC and thereafter, Dova will file with the SEC a Recommendation Statement on Schedule 14D-9 with respect to the Offer. DOVA’S STOCKHOLDERS ARE STRONGLY ADVISED TO READ THESE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY MAY BE AMENDED FROM TIME TO TIME, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE OFFER THAT DOVA’S STOCKHOLDERS SHOULD CONSIDER PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO THE OFFER, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. Once filed, investors will be able to obtain a free copy of these documents at the website maintained by the SEC at www.sec.gov or from the information agent and dealer manager named in the Schedule TO. Investors may also obtain, at no charge, the documents filed with or furnished to the SEC by Dova under the “Investors” section of Dova’s website at www.dova.com.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

2.1*	Agreement and Plan of Merger, dated as of September 30, 2019, by and among Dova Pharmaceuticals, Inc., Swedish Orphan Biovitrum AB (publ) and Dragonfly Acquisition Corp.

*	Schedules omitted pursuant to Item 601 of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dova Pharmaceuticals, Inc.

Date: October 3, 2019	/s/ Mark W. Hahn
Mark W. Hahn
Chief Financial Officer